UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	November 16, 2007 (November 14, 2007)

ACG HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	33-97090-01	62-1395968

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Winners Circle, Brentwood, Tennessee	37027

(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, Including Area Code	(615) 377-0377

(Former name or former address, if changed since last report.)
AMERICAN COLOR GRAPHICS, INC.

(Exact name of registrant as specified in its charter)

New York	33-97090	16-1003976

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Winners Circle, Brentwood, Tennessee	37027

(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, Including Area Code	(615) 377-0377

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On November 14, 2007, holders of in excess of 92.5% of the aggregate principal amount of our 10% Senior Second Secured Notes Due 2010 (the “10% Notes”) agreed with American Color Graphics, Inc. (“Graphics”) to (a) defer to March 15, 2008, the semi-annual payment of cash interest on the 10% Notes held by such holders, which would otherwise have been due on December 15, 2007, and (b) amend certain covenants in the 10% Notes indenture. In consideration thereof, Graphics issued to each such holder a senior second secured noninterest-bearing promissory note due March 15, 2008, of Graphics with a principal amount equal to the sum of the amount of the cash interest payment deferred on the 10% Notes held by such holder and a consent fee equal to 1% of the principal amount of the 10% Notes held by such holder. Such notes are fully and unconditionally guaranteed by ACG Holdings, Inc.
Also on November 14, 2007, certain provisions of our bank credit facilities were also amended or waived to (a) provide for an additional $5 million term loan to Graphics under our existing term loan facility, which was consummated on November 14, 2007, and (b) temporarily waive until February 15, 2008, any default under such bank credit facilities resulting from noncompliance with the first lien coverage ratio covenant in each such bank credit facility as of September 30, and December 31, 2007, for all purposes of such bank credit facilities (including, without limitation, for the purpose of determining Graphics’ entitlement to make additional borrowings under either such bank credit facility on or prior to such date). Such amendment and waiver also (a) amended the covenant in each of our bank credit facilities requiring Graphics to maintain certain levels of minimum total liquidity and (b) temporarily waived until February 15, 2008, Graphics’ noncompliance with its obligation thereunder to deliver our restated consolidated financial statements for the fiscal years ended March 31, 2007, 2006 and 2005 accompanied by a report or opinion of our independent certified public accountants that was not subject to any “going concern” qualification. The Report of Independent Registered Public Accounting Firm accompanying our restated consolidated financial statements included in our Report on Form 10K/A dated August 31, 2007, contains a “going concern” qualification.
Copies of our amended and restated indenture for the 10% Notes and the senior second secured noninterest-bearing promissory notes due March 15, 2008, and the amendments and waivers with respect to our bank credit facilities are set forth in Exhibits 10.1(e), 10.13(a) and 10.30.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     The following exhibits are filed herewith:

Exhibit Number		Description
10.1	(e)
Fifth Amendment to May 5, 2005 Amended and Restated Credit Agreement, dated as of November 14, 2007, among Graphics and Holdings; with Bank of America, N.A., as Agent, and certain lenders, effective November 14, 2007.

10.13	(a)	Amended and Restated Indenture, dated as of November 14, 2007, among Graphics, Holdings and The Bank of New York.

10.30		Amendment and Temporary Waiver Agreement, dated as of November 14, 2007, among Graphics, Graphics Finance and Bank of America, N.A., as Agent, and certain lenders, effective November 14, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

ACG HOLDINGS, INC. AMERICAN COLOR GRAPHICS, INC.
	By:	/s/ Patrick W. Kellick
Patrick W. Kellick
Dated: November 16, 2007		SENIOR VICE PRESIDENT CHIEF FINANCIAL OFFICER

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